Going Concern	3 Months Ended
Mar. 31, 2023
Prairie Operating Co LLC [Member]
Going Concern

Note 2 – Going Concern

Since its inception, the Company has incurred significant losses. The Company had a net loss of $64,392 for the three months ended March 31, 2023. We cannot predict if we will be profitable. We may continue to incur losses for an indeterminate period of time and may be unable to achieve profitability. An extended period of losses and negative cash flow may prevent us from successfully operating and expanding our business. We may be unable to achieve or sustain profitability on an ongoing basis. On March 31, 2023, we had cash of $79,762, a working capital deficit of $2,418,970, and a members’ deficit of $445,912. Upon closing of the Merger and related transactions on May 3, 2023, PrairieCo received proceeds from the issuance of preferred stock of $17.3 million. A majority of these proceeds remain within PrairieCo after the Merger and related transactions for use in its business.

The assessment of the liquidity and going concern requires the Company to make estimates of future activity and judgments about whether the Company can meet its obligations and has adequate liquidity to operate. Significant assumptions used in Company’s forecasted model of liquidity in the next 12 months include PrairieCo’s current cash position, inclusive of the impacts from the Merger and related transactions discussed above, its ability to obtain funding from PrairieCo, and its ability to manage spending. Based on an assessment of these factors, management believes that the Company will have adequate liquidity for its operations for at least the next 12 months.

The financial statements have been prepared assuming that the Company will continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets, or the amounts and classification of liabilities that may result from the matters discussed herein.